Exhibit 99.1

For immediate release	For More Information:
J. Bruce Hildebrand, Executive Vice President
325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES

THIRD QUARTER EARNINGS RESULTS

ABILENE, Texas, October 18, 2018 – First Financial Bankshares, Inc. (NASDAQ: FFIN) today reported earnings for the third quarter of 2018 of $40.05 million, up $10.68 million when compared with earnings of $29.37 million in the same quarter last year. Basic earnings per share were $0.59 for the third quarter of 2018 compared with $0.44 in the same quarter a year ago. Contributing to the increase in net earnings and earnings per share in the current quarter when compared with the same quarter a year ago were the Kingwood acquisition (see below) and the enactment of the Tax Cuts and Jobs Act which was effective January 1, 2018, and reduced the corporate income tax rate from 35 percent to 21 percent. Without this tax adjustment, net earnings for the third quarter of 2018 would have been $34.88 million with an adjusted basic earnings per share of $0.52.

All amounts for the three and nine months ended September 30, 2018, include the results of the Company’s acquisition of Commercial Bancshares, Inc. and its wholly-owned subsidiary, Commercial State Bank, Kingwood, Texas, which was effective January 1, 2018. As of the acquisition date, Commercial State Bank had total assets of approximately $390.20 million, total loans of approximately $271.50 million and total deposits of approximately $345.90 million.

Net interest income for the third quarter of 2018 was $69.43 million compared with $59.69 million in the same quarter of 2017. The net interest margin, on a taxable equivalent basis, was 4.01 percent for the third quarter of 2018 compared to 3.92 percent for the second quarter of 2018 and 3.94 percent for the third quarter of 2017. Included in interest income for the third quarter of 2018 was $750 thousand, or four basis points in net interest margin, related to discount accretion from fair value accounting related to the Kingwood and Orange acquisitions.

The provision for loan losses was $1.45 million in the third quarter of 2018 compared with $1.11 million in the second quarter of 2018 and $1.42 million in the third quarter of 2017. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.69 percent at September 30, 2018, compared with 0.73 percent at June 30, 2018, and 0.63 percent at September 30, 2017. Classified loans totaled $117.52 million at September 30, 2018, compared to $113.73 million at June 30, 2018, and $121.29 million at September 30, 2017.

Noninterest income increased 11.52 percent in the third quarter of 2018 to $27.06 million compared with $24.26 million in the same quarter a year ago. Trust fees increased $1.25 million to $7.29 million in the third quarter of 2018 compared with $6.04 million in the same quarter last year, primarily due to continued growth in Trust assets managed to $5.75 billion from $4.92 billion a year ago. ATM, interchange and credit card fees increased 18.82 percent to $7.53 million compared with $6.34 million in the same quarter last year due to continued growth in debit cards and the Kingwood acquisition. Service charges on deposits increased 11.94 percent to $5.69 million compared with $5.08 million in the same quarter a year ago, primarily due to continued growth in net new accounts, product and pricing changes made to better align the Company’s account offerings and the Kingwood acquisition. Real estate mortgage fees increased to $4.83 million in the third quarter of 2018 from $3.89 million in the same quarter a year ago. Offsetting these increases was a decrease in gains on sales of securities to $58 thousand in the third quarter of 2018 compared to $1.08 million in the same quarter a year ago.

Noninterest expense for the third quarter of 2018 totaled $47.51 million compared to $43.96 million in the third quarter of 2017. The Company’s efficiency ratio in the third quarter of 2018 was 48.12 percent compared with 48.71 percent in the same quarter last year. The increase in noninterest expense in the third quarter of 2018 was primarily a result of an increase in salary and employee benefit costs to $26.38 million compared to $24.14 million in the same quarter a year ago, primarily driven by the acquisition of Commercial State Bank, annual merit based pay increases and an increase in profit sharing expenses.

For the nine months ended September 30, 2018, net income increased to $112.20 million from $84.23 million for the same period a year ago. Basic earnings per share rose to $1.66 from $1.27 in the same period of 2017. Net interest income increased 15.18 percent to $202.49 million for the nine months ended September 30, 2018, from $175.79 million in the same period a year ago. The provision for loan losses totaled $3.87 million compared with $5.09 million in the same period a year ago. Noninterest income was $76.97 million for the first nine months 2018 compared with $68.72 million in the same period a year ago. Noninterest expense rose to $142.45 million compared with $129.89 million during the same period a year ago.

As of September 30, 2018, consolidated assets for the Company totaled $7.57 billion compared to $7.69 billion at June 30, 2018, and $7.01 billion at September 30, 2017. Loans grew to $3.89 billion at September 30, 2018, compared with loans of $3.86 billion at June 30, 2018 and $3.49 billion at September 30, 2017. Deposits totaled $6.15 billion at September 30, 2018, compared to $6.21 billion at June 30, 2018, and $5.70 billion at September 30, 2017. Shareholders’ equity rose to $995.74 million as of September 30, 2018, compared with $985.63 million at June 30, 2018, and $906.56 million at September 30, 2017.

“We are pleased to report another quarter of strong earnings growth,” said F. Scott Dueser, Chairman, President and CEO. “We continue to work diligently to grow loans and deposits and reduce expenses while looking for acquisition opportunities to utilize our strong capital position and increase returns to our shareholders. In light of the continued increases in interest rates by the Federal Reserve, we are focused on increasing loan and deposit rates to better align with our competitive environment,” added Dueser.

About First Financial Bankshares

Headquartered in Abilene, Texas, First Financial is a financial holding company that through its subsidiary, First Financial Bank, N.A., operates multiple banking regions with 72 locations in Texas, following the close of this acquisition, including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Burleson, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, El Campo, Fort Worth, Fulshear, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Kingwood, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Palacios, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust & Asset Management Company, N.A., with seven locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial Bankshares, please visit our website at http://www.ffin.com.

*****

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and “goal”. Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents/Filings” on the Company’s Web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2018			2017
	Sept. 30,	June 30,	Mar. 31,	Dec 31,	Sept. 30,
ASSETS
Cash and due from banks	$164,998	$178,217	$130,979	$209,583	$177,615
Interest-bearing deposits in banks	34,511	99,499	67,060	162,764	166,820
Interest-bearing time deposits in banks	1,458	1,458	1,458	1,458	1,458
Fed funds sold	—	8,450	—	—	—
Investment securities	3,144,367	3,197,567	3,276,193	3,087,473	2,885,483
Loans	3,885,536	3,855,769	3,747,081	3,500,699	3,491,346
Allowance for loan losses	(50,871)	(49,951)	(49,499)	(48,156)	(47,922)

Net loans	3,834,665	3,805,818	3,697,582	3,452,543	3,443,424
Premises and equipment	130,815	130,366	126,446	124,026	125,668
Goodwill	171,565	171,565	171,565	139,971	139,971
Other intangible assets	3,342	3,620	4,004	1,172	1,384
Other assets	85,510	88,910	92,162	75,725	67,341

Total assets	$7,571,231	$7,685,470	$7,567,449	$7,254,715	$7,009,164

LIABILITIES AND SHAREHOLDERS’ EQUITY
Noninterest-bearing deposits	$2,146,984	$2,105,953	$2,111,116	$2,041,650	$1,949,174
Interest-bearing deposits	3,998,298	4,104,654	4,079,647	3,921,311	3,748,286

Total deposits	6,145,282	6,210,607	6,190,763	5,962,961	5,697,460
Borrowings	380,760	456,935	372,155	331,000	351,435
Other liabilities	49,450	32,300	34,717	37,986	53,713
Shareholders’ equity	995,739	985,628	969,814	922,768	906,556

Total liabilities and shareholders’ equity	$7,571,231	$7,685,470	$7,567,449	$7,254,715	$7,009,164

	Quarter Ended
	2018			2017
	Sept 30,	June 30,	Mar. 31,	Dec 31,	Sept. 30,
INCOME STATEMENTS
Interest income	$74,049	$72,078	$69,082	$63,456	$62,554
Interest expense	4,623	4,467	3,633	2,562	2,866

Net interest income	69,426	67,611	65,449	60,894	59,688
Provision for loan losses	1,450	1,105	1,310	1,440	1,415

Net interest income after provision for loan losses	67,976	66,506	64,139	59,454	58,273
Noninterest income	27,055	25,488	24,423	22,302	24,260
Noninterest expense	47,506	47,144	47,798	44,096	43,964

Net income before income taxes	47,525	44,850	40,764	37,660	38,569
Income tax expense	7,475	7,217	6,245	9,167	9,195
Tax benefit from tax rate change	—	—	—	(7,650)	—

Net income	$40,050	$37,633	$34,519	$36,143	$29,374

PER COMMON SHARE DATA
Net income—basic	$0.59	$0.56	$0.51	$0.55	$0.44
Net income—diluted	0.59	0.55	0.51	0.54	0.44
Cash dividends declared	0.21	0.21	0.19	0.19	0.19
Book Value	14.71	14.57	14.34	13.93	13.69
Market Value	$59.10	$50.90	$46.30	$45.05	$45.20
Shares outstanding—end of period	67,693,586	67,669,658	67,612,760	66,260,444	66,223,957
Average outstanding shares—basic	67,635,058	67,597,275	67,527,010	66,191,995	66,140,518
Average outstanding shares—diluted	68,053,724	67,924,168	67,799,545	66,428,871	66,417,281
PERFORMANCE RATIOS
Return on average assets	2.10%	1.98%	1.84%	2.02%	1.65%
Return on average equity	16.00	15.53	14.74	15.79	12.95
Return on average tangible equity	19.42	18.94	17.82	18.70	15.38
Net interest margin (tax equivalent)	4.01	3.92	3.88	4.00	3.94
Efficiency ratio	48.12	49.42	51.76	49.37	48.71

	Nine Months Ended Sept. 30,
	2018	2017
INCOME STATEMENTS
Interest income	$215,209	$182,519
Interest expense	12,723	6,726

Net interest income	202,486	175,793
Provision for loan losses	3,865	5,090

Net interest income after provision for loan losses	198,621	170,703
Noninterest income	76,966	68,715
Noninterest expense	142,448	129,891

Net income before income taxes	133,139	109,527
Income tax expense	20,937	25,300

Net income	$112,202	$84,227

PER COMMON SHARE DATA
Net income—basic	$1.66	$1.27
Net income—diluted	1.65	1.27
Cash dividends declared	0.61	0.56
Book Value	14.71	13.69
Market Value	$59.10	$45.20
Shares outstanding—end of period	67,693,586	66,223,957
Average outstanding shares—basic	67,586,843	66,104,914
Average outstanding shares—diluted	67,948,420	66,392,210
PERFORMANCE RATIOS
Return on average assets	1.97%	1.62%
Return on average equity	15.43	12.88
Return on average tangible equity	18.74	15.40
Net interest margin (tax equivalent)	3.94	4.01
Efficiency ratio	49.73	49.22

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2018			2017
	Sept. 30,	June 30,	Mar. 31,	Dec 31,	Sept. 30,
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$49,951	$49,499	$48,156	$47,922	$47,410
Loans charged off	(945)	(949)	(471)	(1,440)	(1,180)
Loan recoveries	415	296	504	234	277

Net recoveries (charge-offs)	(530)	(653)	33	(1,206)	(903)
Provision for loan losses	1,450	1,105	1,310	1,440	1,415

Balance at end of period	$50,871	$49,951	$49,499	$48,156	$47,922

Allowance for loan losses / period-end loans	1.31%	1.30%	1.32%	1.38%	1.37%
Allowance for loan losses / nonperforming loans	194.25	182.31	209.80	259.11	243.57
Net charge-offs / average loans (annualized)	0.05	0.07	—	0.14	0.10
SUMMARY OF LOAN CLASSIFICATION
Special Mention	$36,450	$34,557	$40,079	$37,079	$35,237
Substandard	81,073	79,170	83,976	80,131	86,057
Doubtful	—	—	—	—	—

Total classified loans	$117,523	$113,727	$124,055	$117,210	$121,294

NONPERFORMING ASSETS
Nonaccrual loans	$25,587	$26,685	$22,752	$17,670	$18,750
Accruing troubled debt restructured loans	513	514	514	627	668
Accruing loans 90 days past due	88	200	327	288	257

Total nonperforming loans	26,188	27,399	23,593	18,585	19,675
Foreclosed assets	671	705	1,276	1,532	2,401

Total nonperforming assets	$26,859	$28,104	$24,869	$20,117	$22,076

As a % of loans and foreclosed assets	0.69%	0.73%	0.66%	0.57%	0.63%
As a % of end of period total assets	0.35	0.37	0.33	0.28	0.31
OIL AND GAS PORTFOLIO INFORMATION
Oil and gas loans	$112,039	$103,381	$86,218	$60,164	$69,433
Oil and gas loans as a % of total loans	2.88%	2.68%	2.30%	1.72%	1.99%
Classified oil and gas loans	4,861	5,001	10,485	20,346	21,817
Nonaccrual oil and gas loans	1,825	1,629	1,460	1,414	1,569
Net charge-offs for oil and gas loans	—	—	—	—	—
Allowance for oil and gas loans as a % of oil and gas loans	3.28%	3.48%	3.64%	7.90%	6.03%
CAPITAL RATIOS
Common equity Tier 1 capital ratio	19.19%	18.68%	18.43%	18.66%	18.35%
Tier 1 capital ratio	19.19	18.68	18.43	18.66	18.35
Total capital ratio	20.34	19.81	19.58	19.85	19.54
Tier 1 leverage	11.57	11.14	10.90	11.09	10.84
Equity to assets	13.15	12.82	12.82	12.72	12.93

	Quarter Ended
	2018			2017
	Sept. 30,	June 30,	Mar. 31,	Dec 31,	Sept. 30,
NONINTEREST INCOME
Trust fees	$7,291	$7,070	$6,904	$5,891	$6,040
Service charges on deposits	5,690	5,375	4,884	4,900	5,083
ATM, interchange and credit card fees	7,533	7,041	6,996	6,584	6,340
Real estate mortgage fees	4,834	3,951	2,933	3,613	3,891
Net gain on sale of available-for-sale securities	58	67	1,221	3	1,075
Net gain (loss) on sale of foreclosed assets	84	19	99	(8)	(11)
Net gain (loss) on sale of assets	(61)	—	(91)	(185)	(15)
Interest on loan recoveries	199	289	119	232	405
Other noninterest income	1,427	1,676	1,358	1,272	1,452

Total noninterest income	$27,055	$25,488	$24,423	$22,302	$24,260

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$24,693	$24,545	$24,994	$22,760	$23,052
Profit sharing expense	1,684	2,317	1,209	1,661	1,091
Net occupancy expense	2,900	2,806	2,883	2,439	2,711
Equipment expense	3,482	3,440	3,516	3,369	3,294
FDIC insurance premiums	570	632	566	560	561
ATM, interchange and credit card expenses	2,344	2,205	2,143	1,935	2,001
Legal, tax and professional fees	2,417	2,308	2,807	2,580	2,396
Audit fees	382	439	411	338	356
Printing, stationery and supplies	387	612	486	567	449
Amortization of intangible assets	279	384	387	136	143
Advertising and public relations	1,709	1,576	1,575	1,689	1,527
Operational and other losses	981	305	566	553	1,081
Software amortization and expense	540	479	524	1,056	742
Other noninterest expense	5,138	5,096	5,731	4,453	4,560

Total noninterest expense	$47,506	$47,144	$47,798	$44,096	$43,964

TAX EQUIVALENT YIELD ADJUSTMENT	$2,242	$2,289	$2,467	$6,125	$6,312

	Nine Months Ended Sept. 30,
	2018	2017
NONINTEREST INCOME
Trust fees	$21,265	$17,804
Service charges on deposits	15,950	14,517
ATM, interchange and credit card fees	21,570	19,102
Real estate mortgage fees	11,718	11,496
Net gain (loss) on sale of available-for-sale securities	1,346	1,825
Net gain (loss) on sale of foreclosed assets	201	(42)
Net gain (loss) on sale of assets	(152)	(211)
Interest on loan recoveries	607	896
Other noninterest income	4,461	3,328

Total noninterest income	$76,966	$68,715

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$74,232	$67,793
Profit sharing expense	5,210	3,074
Net occupancy expense	8,589	8,081
Equipment expense	10,438	10,397
FDIC insurance premiums	1,768	1,657
ATM, interchange and credit card expenses	6,692	5,517
Legal, tax and professional fees	7,532	7,399
Audit fees	1,234	1,154
Printing, stationery and supplies	1,485	1,423
Amortization of intangible assets	1,049	477
Advertising and public relations	4,860	4,646
Operational and other losses	1,852	2,639
Software amortization and expense	1,542	2,237
Other noninterest expense	15,965	13,397

Total noninterest expense	$142,448	$129,891

TAX EQUIVALENT YIELD ADJUSTMENT	$6,997	$19,371

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended Sept. 30, 2018			Three Months Ended June 30, 2018
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$3,377	$19	2.29%	$2,228	$13	2.32%
Interest-bearing deposits in nonaffiliated banks	88,118	450	2.03	59,373	258	1.74
Taxable securities	1,943,125	12,594	2.59	2,007,949	12,719	2.53
Tax exempt securities	1,213,212	11,459	3.78	1,281,757	12,001	3.75
Loans	3,845,836	51,769	5.34	3,797,341	49,376	5.22

Total interest-earning assets	7,093,668	$76,291	4.27%	7,148,648	$74,367	4.17%
Noninterest-earning assets	490,155			486,837

Total assets	$7,583,823			$7,635,485

Interest-bearing liabilities:
Deposits	$4,035,174	$4,329	0.43%	$4,076,522	$4,005	0.39%
Fed funds purchased and other borrowings	399,026	294	0.29	434,239	462	0.43

Total interest-bearing liabilities	4,434,200	$4,623	0.41%	4,510,761	$4,467	0.40%
Noninterest-bearing liabilities	2,156,258			2,152,451
Shareholders’ equity	993,365			972,273

Total liabilities and shareholders’ equity	$7,583,823			$7,635,485

Net interest income and margin (tax equivalent)		$71,668	4.01%		$69,900	3.92%

	Three Months Ended Mar. 31, 2018			Three Months Ended Dec. 31, 2017
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$6,215	$27	1.78%	$1,192	$5	1.52%
Interest-bearing deposits in nonaffiliated banks	160,399	613	1.55	186,355	645	1.37
Taxable securities	1,826,391	11,354	2.49	1,562,744	8,977	2.30
Tax exempt securities	1,352,235	12,559	3.72	1,405,327	16,259	4.63
Loans	3,748,561	46,995	5.08	3,483,939	43,695	4.98

Total interest-earning assets	7,093,801	$71,548	4.09%	6,639,557	$69,581	4.16%
Noninterest-earning assets	497,049			441,645

Total assets	$7,590,850			$7,081,202

Interest-bearing liabilities:
Deposits	$4,139,324	$3,519	0.34%	$3,795,808	$2,465	0.26%
Fed funds purchased and other borrowings	357,414	113	0.13	343,683	97	0.11

Total interest-bearing liabilities	4,496,738	$3,632	0.33%	4,139,491	$2,562	0.25%
Noninterest-bearing liabilities	2,144,065			2,033,580
Shareholders’ equity	950,047			908,131

Total liabilities and shareholders’ equity	$7,590,850			$7,081,202

Net interest income and margin (tax equivalent)		$67,916	3.88%		$67,019	4.00%

	Three Months Ended Sept. 30, 2017
	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$2,467	$9	1.43%
Interest-bearing deposits in nonaffiliated banks	198,322	629	1.26
Taxable securities	1,492,246	8,074	2.16
Tax exempt securities	1,477,559	16,884	4.57
Loans	3,468,524	43,270	4.95

Total interest-earning assets	6,639,118	$68,866	4.12%
Noninterest-earning assets	431,070

Total assets	$7,070,188

Interest-bearing liabilities:
Deposits	$3,728,442	$2,228	0.24%
Fed funds purchased and other borrowings	524,357	638	0.48

Total interest-bearing liabilities	4,252,799	$2,866	0.27%
Noninterest-bearing liabilities	1,917,681
Shareholders’ equity	899,708

Total liabilities and shareholders’ equity	$7,070,188

Net interest income and margin (tax equivalent)		$66,000	3.94%

	Nine Months Ended Sept. 30, 2018			Nine Months Ended Sept. 30, 2017
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$3,929	$60	2.03%	$3,738	$20	0.70%
Interest-bearing deposits in nonaffiliated banks	102,365	1,321	1.73	126,207	1,016	1.08
Taxable securities	1,926,249	36,666	2.54	1,451,712	23,848	2.19
Tax exempt securities	1,281,892	36,019	3.75	1,511,786	51,859	4.57
Loans	3,797,602	148,140	5.22	3,419,105	125,147	4.89

Total interest-earning assets	7,112,037	$222,206	4.18%	6,512,548	$201,890	4.14%
Noninterest-earning assets	489,625			435,367

Total assets	$7,601,662			$6,947,915

Interest-bearing liabilities:
Deposits	$4,083,292	$11,854	0.39%	$3,779,967	$5,748	0.20%
Fed funds purchased and other short term borrowings	397,045	869	0.29	448,773	978	0.29

Total interest-bearing liabilities	4,480,337	$12,723	0.38%	4,228,740	$6,726	0.21%
Noninterest-bearing liabilities	2,149,271			1,844,894
Shareholders’ equity	972,054			874,281

Total liabilities and shareholders’ equity	$7,601,662			$6,947,915

Net interest income and margin (tax equivalent)		$209,483	3.94%		$195,164	4.01%